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[ABN-AMRO LOGO] Asset Management



                                 DOMESTIC FUNDS
                                 CLASS N SHARES

EQUITY FUNDS: ABN AMRO/Chicago Capital Growth Fund, ABN AMRO Growth Fund, ABN AMRO/Montag & Caldwell Growth Fund, ABN AMRO/TAMRO Large Cap Value Fund, ABN AMRO Value Fund, ABN AMRO/Talon Mid Cap Fund, ABN AMRO/Chicago Capital Small Cap Value Fund, ABN AMRO Small Cap Fund, ABN AMRO/TAMRO Small Cap Fund, ABN AMRO/Veredus Aggressive Growth Fund

SECTOR FUNDS: ABN AMRO Real Estate Fund, ABN AMRO/Veredus SciTech Fund

BALANCED FUNDS: ABN AMRO/Chicago Capital Balanced Fund, ABN AMRO/Montag & Caldwell Balanced Fund

BOND FUNDS: ABN AMRO/Chicago Capital Bond Fund, ABN AMRO/Chicago Capital Municipal Bond Fund

MONEY MARKET FUND: ABN AMRO/Chicago Capital Money Market Fund


                        SUPPLEMENT DATED FEBRUARY 8, 2002
                     TO PROSPECTUS DATED SEPTEMBER 27, 2001

THIS SUPPLEMENT SUPERCEDES AND REPLACES ANY EXISTING SUPPLEMENT TO THIS PROSPECTUS. THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.



         Effective March 25, 2002, the Adviser, on behalf of ABN AMRO Small Cap Fund, will terminate the sub-advisory agreement with Delaware Management Company ("Delaware"). The Adviser has given Delaware 60 days' notice of the termination of the sub-advisory agreement.


         Effective March 25, 2002, Philip Tasho, CFA will serve as the portfolio manager for ABN AMRO Small Cap Fund. Mr. Tasho has been a Vice President of the Adviser since February 2002, a Vice President of Chicago Capital Management, Inc. and the Chief Investment Officer of TAMRO Capital Partners LLC since June 2000. Prior to that, Mr. Tasho served as Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Corp. (RIMCO) from 1995 to May 2000. He has 20 years of investment management experience. He received his MBA from George Washington University.

         Effective December 31, 2001, ABN AMRO Asset Management (USA) LLC, (the "Adviser") on behalf of the ABN AMRO Funds, has entered into a sub-advisory agreement with MFS Institutional Advisors, Inc. ("MFS") on behalf of ABN AMRO Value Fund.


         The sub-advisory agreement, which was approved by the shareholders of ABN AMRO Value Fund at a Special Meeting held on December 21, 2001 provides that the Adviser will pay MFS, based on the average daily net assets of ABN AMRO Value Fund, an annual fee of 0.40% of 1% of the first $250 million; 0.35% of 1% on the next $250 million and 0.325% of 1% over $500 million.



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         MFS is a Delaware corporation with offices at 500 Boylston Street,
Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which in turn is a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.




     ABN AMRO ASSET MANAGEMENT (USA) LLC - CHICAGO CAPITAL MANAGEMENT, INC.
             MONTAG & CALDWELL, INC. - TAMRO CAPITAL PARTNERS LLC -
                          VEREDUS ASSET MANAGEMENT LLC



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